Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2021

March 14, 2022

60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC therafter.

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

Table of Contents	Page Number
Financial Highlights	1
Operating Results	2
Operating Results of Unconsolidated Properties	3
Funds From Operations	4-5
Consolidated Balance Sheets	6
Balance Sheets of Unconsolidated Joint Venture Entities	7
Portfolio Data by State	8-9
Same Store Comparison - Consolidated	10-11
Same Store Comparison - Unconsolidated	12-13
Portfolio Data Combined	14
Multi-Family Acquisitions and Dispositions	15
Value-Add Information and Capital Expenditures	16
Debt Analysis	17
Non-GAAP Financial Measures, Definitions, and Reconciliations	18-22
Portfolio Table	23

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

_________________________________________________________________________________________________________

	As at December 31,
	2021	2020
Market capitalization (thousands)	$438,321	$261,075
Shares outstanding (thousands)	18,271	17,176
Closing share price	$23.99	$15.20
Quarterly dividend declared per share	$0.23	$0.22

	Quarter ended December 31,
	Combined		Consolidated		Unconsolidated
	2021	2020	2021	2020	2021	2020
Properties owned	33	39	10	8	23	31
Units	9,273	11,042	2,576	1,880	6,697	9,162
Quarter Average occupancy	96.4%	94.5%	97.3%	95.6%	96.1%	94.3%
Quarter Average monthly rental revenue per occupied unit	$1,233	$1,088	$1,276	$1,088	$1,169	$1,089

	Quarter ended December 31,		Twelve months ended December 31,
Per share data	2021 (Unaudited)	2020 (Unaudited)	2021 (Unaudited)	2020 (Unaudited)
(Loss) earnings per share basic	$(0.08)	$(0.19)	$1.63	$(1.16)
(Loss) earnings per share diluted	$(0.08)	$(0.19)	$1.62	$(1.16)
FFO per share of common stock (diluted) (1)	$0.35	$0.29	$0.97	$0.99
AFFO per share of common stock (diluted) (1)	$0.41	$0.33	$1.33	$1.12

	As at December 31,
	2021	2020
Debt to Enterprise Value (2)	61%	75%

See definition of stabilized properties under "Non-GAAP Financial Measures and Definitions."
(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended December 31, (Unaudited)		Twelve months Ended December 31,
	2021	2020	2021	2020
Revenues:
Rental revenue	$10,279	$7,029	$32,041	$27,451
Other income	4	20	16	651
Total revenues	10,283	7,049	32,057	28,102
Expenses:
Real estate operating expenses	4,515	3,026	14,202	12,377
Interest expense	1,953	1,700	6,757	7,100
General and administrative	3,239	2,647	12,621	11,701
Impairment charge	—	—	520	3,642
Depreciation and amortization	3,285	1,595	8,025	6,742
Total expenses	12,992	8,968	42,125	41,562
Total revenues less total expenses	(2,709)	(1,919)	(10,068)	(13,460)
Equity in loss of unconsolidated joint ventures	1,825	(1,293)	(4,208)	(6,024)
Equity in earnings from sale of unconsolidated joint venture properties	—	—	34,982	—
Gain on sale of real estate	—	—	7,693	—
Gain on sale of partnership interest	388	—	2,632	—
Loss on extinguishment of debt	(673)	—	(1,575)	—
(Loss) income from continuing operations	(1,169)	(3,212)	29,456	(19,484)
Income tax provision	51	56	206	248
Net (loss) income from continuing operations, net of taxes	(1,220)	(3,268)	29,250	(19,732)
Income attributable to non-controlling interests	(34)	(33)	(136)	(130)
Net (loss) income attributable to common stockholders	$(1,254)	$(3,301)	$29,114	$(19,862)

Weighted average number of shares of common stock outstanding:
Basic	17,317,596	17,176,401	17,017,690	17,115,697
Diluted	17,317,596	17,176,401	17,084,642	17,115,697

Per share amounts attributable to common stockholders:
Basic	$(0.08)	$(0.19)	$1.63	$(1.16)
Diluted	$(0.08)	$(0.19)	$1.62	$(1.16)

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands, except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended December 31, (Unaudited)		Twelve months Ended December 31,
	2021	2020	2021	2020
Revenues:
Rental and other revenue	$26,411	$32,332	$121,906	$127,058
Total revenues	26,411	32,332	121,906	127,058

Expenses:
Real estate operating expenses	10,994	15,028	56,507	60,326
Interest expense	6,402	8,732	30,964	34,918
Depreciation	7,172	10,473	35,636	41,657
Total expenses	24,568	34,233	123,107	136,901
Total revenues less total expenses	1,843	(1,901)	(1,201)	(9,843)
Other equity earnings	33	3	54	117
Impairment of assets	—	—	(2,813)	—
Insurance recoveries	—	—	2,813	—
Gain on insurance recoveries	933	—	2,179	765
Gain on sale of real estate properties	—	—	83,984	—
Loss on extinguishment of debt	—	—	(9,401)	—
Net income (loss) income from joint ventures	$2,809	$(1,898)	$75,615	$(8,961)

BRT equity in loss and equity in earnings from sale of unconsolidated joint venture properties	$1,825	$(1,293)	$30,774	$(6,024)

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended December 31,		Twelve months Ended December 31,
	2021	2020	2021	2020
GAAP Net (loss) income attributable to common stockholders	$(1,254)	$(3,301)	$29,114	$(19,862)
Add: depreciation of properties	3,285	1,595	8,025	6,742
Add: our share of depreciation in unconsolidated joint ventures	4,694	6,670	23,083	26,493
Add: impairment charge	—	—	520	3,642
Add: our share of impairment charge in unconsolidated joint venture properties	—	—	2,010	—
Deduct: our share of earnings from sale of unconsolidated joint venture properties	—	—	(34,982)	—
Deduct: gain on sale of real estate and partnership interests	(388)	—	(10,325)	—
Adjust for non-controlling interests	(4)	(4)	(16)	(16)
Funds from operations	$6,333	$4,960	$17,429	$16,999

Adjustments for: straight-line rent accruals	12	(10)	(18)	(40)
Add: loss on extinguishment of debt	673	—	1,575	—
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	—	4,581	—
Add: amortization of restricted stock and RSU expense	991	461	2,941	1,821
Add: amortization of deferred mortgage and debt costs	80	80	295	320
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	103	147	542	626
Less: our share of insurance recovery from unconsolidated joint ventures	—	—	(2,010)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(648)	—	(1,528)	(519)
Adjustments for non-controlling interests	(2)	1	4	6
Adjusted funds from operations	$7,542	$5,639	$23,811	$19,213

Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended December 31,		Twelve months Ended December 31,
	2021	2020	2021	2020
GAAP Net (loss) income attributable to common stockholders	$(0.08)	$(0.19)	$1.62	$(1.16)
Add: depreciation of properties	0.19	0.09	0.45	0.39
Add: our share of depreciation in unconsolidated joint ventures	0.26	0.39	1.29	1.55
Add: Impairment charge	—	—	0.03	0.21
Add: our share of impairment charge in unconsolidated joint ventures	—	—	0.11	—
Deduct: our share of earnings from sale of unconsolidated joint venture properties	—	—	(1.95)	—
Deduct: gain on sales of real estate and partnership interest	(0.02)	—	(0.58)	—
Adjustment for non-controlling interests	—	—	—	—
Funds from operations per common share - diluted	0.35	0.29	0.97	0.99

Adjust for straight line rent accruals	—	—	—	—
Add: loss on extinguishment of debt	0.04	—	0.09	—
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	—	0.26	—
Add: amortization of restricted stock and RSU expense	0.05	0.03	0.16	0.10
Add: amortization of deferred mortgage and debt costs	—	—	0.02	0.02
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	0.01	0.01	0.03	0.04
Less: our share of insurance recovery from unconsolidated joint ventures	—	—	(0.11)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(0.04)	—	(0.09)	(0.03)
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per common share - diluted	$0.41	$0.33	$1.33	$1.12

Diluted shares outstanding for FFO and AFFO	17,317,596	17,176,401	17,936,465	17,115,697

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	December 31,
	2021	2020
ASSETS
Real estate properties, net of accumulated depreciation	$293,550	$160,192
Investment in unconsolidated joint ventures	112,347	169,474
Cash and cash equivalents	32,339	19,885
Restricted cash	6,582	8,800
Other assets	10,341	7,390
Real estate property held for sale	4,379	—
Total Assets	$459,538	$365,741

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$199,877	$130,434
Junior subordinated notes, net of deferred costs	37,103	37,083
Accounts payable and accrued liabilities	19,607	20,536
Total Liabilities	256,587	188,053

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized;
16,432 and 15,638 shares outstanding	173	164
Additional paid-in capital	258,161	245,605
Accumulated other comprehensive loss	—	(19)
Accumulated deficit	(55,378)	(67,978)
Total BRT Apartments Corp. stockholders’ equity	202,956	177,772
Non-controlling interests	(5)	(84)
Total Equity	202,951	177,688
Total Liabilities and Equity	$459,538	$365,741

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

At December 31, 2021, the Company held interests in unconsolidated joint ventures that own 23 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheet below present information regarding such properties (dollars in thousands):

December 31, 2021
ASSETS
Real estate properties, net of accumulated depreciation	$734,247
Cash and cash equivalents	13,741
Other assets	25,535
Total Assets	$773,523

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	584,479
Accounts payable and accrued liabilities	17,064
Total Liabilities	601,543
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	171,980
Total Liabilities and Equity	$773,523

BRT interest in joint venture equity	$112,347

Unconsolidated Mortgages Payable:
BRT's pro-rata share	$379,759
Partner's pro rata share	204,720
Total	$584,479

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended December 31, 2021
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	192	$704	$282	$422	7.3%	97.7%	$1,088
Georgia	448	1,723	731	992	17.2%	98.5%	1,152
Florida	276	1,213	511	702	12.2%	97.8%	1,326
Ohio	264	838	362	476	8.3%	97.2%	972
Virginia	220	1,096	369	727	12.6%	97.3%	1,516
South Carolina	474	1,882	1,009	873	15.1%	95.8%	1,216
Tennessee	702	2,447	1,119	1,328	23.0%	97.2%	1,544
Sold properties and legacy assets	—	376	132	244	4.2%	N/A	N/A
Totals	2,576	$10,279	$4,515	$5,764	100%	97.3%	$1,276

Unconsolidated (Pro-Rata Share) (1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	2,561	$5,906	$2,787	$3,119	31.0%	95.5%	$1,212
South Carolina	917	1,718	668	1,050	10.4%	96.2%	1,272
Georgia	511	1,349	613	736	7.3%	96.2%	1,079
Florida	242	694	261	433	4.3%	92.7%	1,195
Alabama	940	2,500	1,037	1,463	14.5%	96.7%	1,006
Mississippi	776	2,000	590	1,410	14.0%	98.2%	1,086
North Carolina	576	1,611	656	955	9.5%	96.8%	1,140
Missouri	174	670	311	359	3.6%	91.9%	1,431
Joint venture buyouts	—	620	154	466	4.6%	N/A	N/A
Sold properties	—	172	95	77	0.8%	N/A	N/A
Totals	6,697	$17,240	$7,172	$10,068	100%	96.1%	$1,169

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Twelve months ended December 31, 2021
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	192	$2,710	$1,355	$1,355	7.6%	95.3%	$983
Georgia	448	6,723	3,002	3,721	20.9%	98.1%	1,124
Florida	276	4,594	1,860	2,734	15.3%	98.1%	1,250
Ohio	264	3,232	1,394	1,838	10.3%	97.5%	947
Virginia	220	4,273	1,491	2,782	15.6%	97.9%	1,465
South Carolina	474	4,402	2,255	2,147	12.0%	95.1%	1,231
Tennessee	702	3,413	1,487	1,926	10.8%	97.1%	1,524
Sold properties and legacy assets	—	2,694	1,358	1,336	7.5%	N/A	N/A
Totals	2,576	$32,041	$14,202	$17,839	100.0%	97.1%	$1,186

Unconsolidated (Pro-Rata Share)(1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	2,561	$22,320	$11,379	$10,941	26.0%	94.1%	$1,156
South Carolina	917	6,465	2,938	3,527	8.4%	93.8%	1,200
Georgia	511	5,250	2,384	2,866	6.8%	96.5%	1,124
Florida	242	2,686	1,283	1,403	3.3%	95.0%	1,116
Alabama	940	9,860	4,300	5,560	13.2%	96.3%	988
Mississippi	776	7,249	2,589	4,660	11.1%	98.2%	1,053
North Carolina	576	6,145	2,739	3,406	8.1%	95.4%	1,097
Missouri	174	2,716	1,181	1,535	3.6%	91.0%	1,398
Joint venture buyouts	—	8,177	3,863	4,314	10.3%	N/A	N/A
Sold properties	—	7,654	3,795	3,859	9.2%	N/A	N/A
Totals	6,697	$78,522	$36,451	$42,071	100%	94.3%	$1,132

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended December 31, 2021 and 2020
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2021	2020	% Change	2021	2020	% Change	2021		2020	% Change
Georgia	448	$1,723	$1,606	7.3%	$731	$644	13.5%	$992		$962	3.1%
Florida	276	1,213	1,070	13.4%	511	448	14.1%	702		622	12.9%
Texas	192	704	657	7.2%	282	267	5.6%	422		390	8.2%
Ohio	264	838	784	6.9%	362	342	5.8%	476		442	7.7%
Virginia	220	1,096	1,029	6.5%	369	342	7.9%	727		687	5.8%
South Carolina	208	864	810	6.7%	461	382	20.7%	403		428	(5.8)%
Totals	1,608	$6,438	$5,956	8.1%	$2,716	$2,425	12.0%	$3,722		$3,531	5.4%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Georgia		98.5%	95.8%	2.8%	$1,152	$1,105	4.3%
Florida		97.8%	97.9%	(0.1)%	1,326	1,174	12.9%
Texas		97.7%	95.3%	2.5%	1,088	1,026	6.0%
Ohio		97.2%	97.4%	(0.2)%	972	934	4.1%
Virginia		97.3%	98.6%	(1.3)%	1,516	1,416	7.1%
South Carolina		94.1%	93.6%	0.5%	1,277	1,194	7.0%
Weighted Average		97.3%	96.5%	0.8%	1,210	1,134	6.7%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Twelve months ended December 31, 2021 and 2020
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Georgia	448	$6,723	$6,316	6.4%	$3,002	$2,514	19.4%	$3,721	$3,802	(2.1)%
Florida	276	4,594	4,002	14.8%	1,860	1,671	11.3%	2,734	2,331	17.3%
Texas	192	2,710	2,554	6.1%	1,355	1,320	2.7%	1,355	1,234	9.8%
Ohio	264	3,232	3,039	6.4%	1,394	1,348	3.4%	1,838	1,691	8.7%
Virginia	220	4,273	4,006	6.7%	1,491	1,515	(1.6)%	2,782	2,491	11.7%
South Carolina	208	3,384	3,218	5.2%	1,707	1,676	1.8%	1,677	1,542	8.8%
Totals	1,608	$24,916	$23,135	7.7%	$10,809	$10,044	7.6%	$14,107	$13,091	7.8%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Georgia		98.1%	96.0%	2.2%	$1,124	$1,089	3.2%
Florida		98.1%	95.3%	2.9%	1,250	1,124	11.2%
Texas		97.1%	93.4%	4.0%	1,042	1,035	0.7%
Ohio		97.5%	95.2%	2.4%	947	929	1.9%
Virginia		97.9%	96.2%	1.8%	1,465	1,411	3.8%
South Carolina		95.1%	93.2%	2.0%	1,231	1,182	4.1%
Weighted Average		97.5%	95.1%	2.5%	1,167	1,119	4.3%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended December 31, 2021 and 2020
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Texas	2,561	$5,906	$5,178	14.1%	$2,786	$2,586	7.7%	$3,120	$2,592	20.4%
Georgia	511	1,349	1,287	4.8%	613	668	(8.2)%	736	619	18.9%
Florida	242	694	656	5.8%	261	286	(8.7)%	433	370	17.0%
South Carolina	917	1,715	1,534	11.8%	666	720	(7.5)%	1,049	814	28.9%
Mississippi	776	1,607	1,477	8.8%	474	496	(4.4)%	1,133	981	15.5%
Alabama	940	2,500	2,377	5.2%	1,035	926	11.8%	1,465	1,451	1.0%
Missouri	174	670	688	(2.6)%	309	270	14.4%	361	418	(13.6)%
North Carolina	576	1,611	1,443	11.6%	662	670	(1.2)%	949	773	22.8%
Totals	6,697	$16,052	$14,640	9.6%	$6,806	$6,622	2.8%	$9,246	$8,018	15.3%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Texas		95.5%	91.2%	4.7%	$1,212	$1,093	10.9%
Georgia		96.2%	95.8%	0.4%	1,079	1,029	4.9%
Florida		92.7%	94.6%	(2.0)%	1,195	1,109	7.8%
South Carolina		96.2%	90.4%	6.4%	1,272	1,225	3.8%
Mississippi		98.3%	97.8%	0.5%	1,086	1,013	7.2%
Alabama		96.7%	97.8%	(1.1)%	1,006	932	7.9%
Missouri		93.9%	93.3%	0.6%	1,545	1,617	(4.5)%
North Carolina		96.8%	95.2%	1.7%	1,140	1,031	10.6%
Weighted Average		96.1%	93.7%	2.6%	1,168	1,081	8.0%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Twelve months ended December 31, 2021 and 2020
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Texas	2,561	$22,320	$20,748	7.6%	$11,379	$10,925	4.2%	$10,941	$9,823	11.4%
Georgia	511	5,250	4,945	6.2%	2,384	2,481	(3.9)%	2,866	2,464	16.3%
Florida	242	2,686	2,586	3.9%	1,283	1,202	6.7%	1,403	1,384	1.4%
South Carolina	578	3,891	3,612	7.7%	2,012	1,953	3.0%	1,879	1,659	13.3%
Mississippi	776	6,220	5,767	7.9%	2,227	2,062	8.0%	3,993	3,705	7.8%
Alabama	940	9,860	9,241	6.7%	4,300	3,960	8.6%	5,560	5,281	5.3%
Missouri	174	2,716	2,792	(2.7)%	1,181	1,084	8.9%	1,535	1,708	(10.1)%
North Carolina	312	3,455	3,180	8.6%	1,557	1,468	6.1%	1,898	1,712	10.9%
Totals	5,782	$56,398	$52,871	6.7%	$26,323	$25,135	4.7%	$30,075	$27,736	8.4%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Texas		94.1%	91.1%	3.3%	1,156	1,112	4.0%
Georgia		95.8%	93.5%	2.5%	1,048	1,018	2.9%
Florida		94.2%	94.8%	(0.6)%	1,131	1,090	3.8%
South Carolina		93.7%	92.0%	1.8%	1,148	1,127	1.9%
Mississippi		98.2%	96.9%	1.3%	1,053	994	5.9%
Alabama		96.3%	97.1%	(0.8)%	988	915	8.0%
Missouri		93.6%	95.9%	(2.4)%	1,583	1,604	(1.3)%
North Carolina		95.5%	94.6%	1.0%	1,199	1,103	8.7%
Weighted Average		95.1%	93.5%	1.7%	1,120	1,072	4.5%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

Quarter Ended December 31,

Portfolio	2021			2020			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$10,279	$4,515	$5,764	$7,029	$3,026	$4,003	46.2%	49.2%	44.0%
Unconsolidated (1)	17,240	7,172	10,068	20,487	9,542	10,945	(15.8)%	(24.8)%	(8.0)%
Combined	$27,519	$11,687	$15,832	$27,516	$12,568	$14,948	—%	(7.0)%	5.9%

Same Store
	2021			2020			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$6,438	$2,716	$3,722	$5,956	$2,425	$3,531	8.1%	12.0%	5.4%
Unconsolidated (1)	16,052	6,806	9,246	14,640	6,622	8,018	9.6%	2.8%	15.3%
Combined	$22,490	$9,522	$12,968	$20,596	$9,047	$11,549	9.2%	5.3%	12.3%

_____________________________________________________________

Twelve Months ended December 31,

Portfolio	2021			2020			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$32,041	$14,202	$17,839	$27,451	$12,377	$15,074	16.7%	14.7%	18.3%
Unconsolidated (1)	78,522	36,451	42,071	80,458	38,309	42,149	(2.4)%	(4.9)%	(0.2)%
Combined	$110,563	$50,653	$59,910	$107,909	$50,686	$57,223	2.5%	(0.1)%	4.7%

Same Store
	2021			2020			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$24,916	$10,809	$14,107	$23,135	$10,044	$13,091	7.7%	7.6%	7.8%
Unconsolidated (1)	56,398	26,323	30,075	52,871	25,135	27,736	6.7%	4.7%	8.4%
Combined	$81,314	$37,132	$44,182	$76,006	$35,179	$40,827	7.0%	5.6%	8.2%

_____________________________
(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
(dollars in thousands)

________________________________________________________________________________________

ACQUISITIONS
Acquisition of Joint Venture Interests
Property/Location	Purchase Date	Units	Purchase Price	Pre-Acquisition ownership % in the JV	Post-Acquisition Ownership %
Civic I/II, Southaven, MS	5/4/2021	776	$6,031	60.0%	74.7%
Bells Bluff, West Nashville, TN	8/18/2021	402	27,860	58.1%	100.0%
Crestmont at Thornblade, Greenville, SC	10/1/2021	266	1,600	90.0%	100.0%
Crossings of Bellevue, Nashville, TN	12/1/2021	300	16,128	80.0%	100.0%
Totals		1,744	$51,619

DISPOSITIONS
Disposition of Wholly-Owned Property
Property/Location	Sale Date	No. of Units	Sales Price	Gain on Sale
Kendall Manor, Houston, TX	5/26/2021	272	$24,500	$7,279
Cooperative apartment unit - New York, NY	8/20/2021	1	545	414
		273	$25,045	$7,693

Dispositions of Joint Venture Interests
Property/Location	Sale Date	No. of Units	Sales Price	Gain on Sale	Partnership Interest
Anatole, Daytona Beach, FL	4/20/2021	208	$7,540	$2,244	80.0%
OPOP Tower and Lofts, St. Louis, MO	11/4/2021	181	3,000	388	80.0%
Totals		389	$10,540	$2,632

Disposition of Property by Unconsolidated Joint Ventures
Property/Location	Sale Date	No. of Units	Sales Price	Gain on Sale	BRT's Share of Gain on Sale (1)	Loss on Extinguishment of Debt	BRT's Share of Loss on Extinguishment of Debt
Avenue Apts, Ocoee, FL	07/20/2021	522	$107,661	$39,668	$19,518	$9,100	$4,474
Parc at 980, Lawrenceville, GA	07/28/2021	586	118,250	44,316	15,464	308	107
		1,108	$225,911	$83,984	$34,982	$9,408	$4,581

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended December 31, 2021

________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
65	$388,899	$5,983	$219	44%	700

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$142,000	$45,000	$97,000
Estimated Non-Recurring Capital Expenditures (2)	6,508,000	1,887,000	4,621,000
Total Capital Expenditures	$6,650,000	$1,932,000	$4,718,000

Replacements (operating expense) (3)	$641,000	$183,000	$458,000

Estimated Recurring Capital Expenditures and Replacements per unit (9,273 units)	$84	$24	$60

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's percentage equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of December 31, 2021
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$31,355	$1,963	$29,392		16%	4.04%
2023	1,679	1,679	—		—%	—%
2024	2,095	2,095	—		—%	—%
2025	17,467	2,092	15,375		8%	4.42%
2026	1,904	1,904	—		—%	—%
Thereafter	146,357	9,217	137,140		75%	3.64%
Total	$200,857	$18,950	$181,907		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$3,896	$3,896	—		—%	—%
2023	29,354	4,769	$24,585		7%	4.12%
2024	5,217	5,217	—		—%	—%
2025	6,209	6,209	—		—%	—%
2026	107,117	11,737	95,380		28%	4.14%
Thereafter	230,260	14,262	215,998		64%	4.09%
Total	$382,053	$46,090	$335,963		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$35,251	$5,859	$29,392		6%	4.04%
2023	31,033	6,448	24,585		5%	4.12%
2024	7,312	7,312	—		—	—%
2025	23,676	8,301	15,375		3%	4.42%
2026	109,021	13,641	95,380		18%	4.14%
Thereafter	376,617	23,479	353,138		68%	4.11%
Total	$582,910	$65,040	$517,870		100%
Weighted Average Remaining Term to Maturity (2)			8.23
Weighted Average Interest Rate (2)			3.92%
Debt Service Coverage Ratio for the quarter ended December 31, 2021			1.77	(3)

(1) Based on balloon payments at maturity. Includes consolidated and BRT pro rata share amounts.
(2) Includes consolidated and BRT pro rata share unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 2.13% at 12/31/2021)
Maturity	April 30, 2036

Credit Facility (as of March 14, 2022)
Maximum Amount Available	Up to $35,000
Amount Outstanding	$0
Interest Rate	Prime + 0.25% (floor of 3.50%)
Maturity	November 2024

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________
We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
GAAP Net (loss) income attributable to common stockholders	$(1,254)	$(3,301)	$29,114	$(19,862)
Less: Other Income	(4)	(20)	(16)	(651)
Add: Interest expense	1,953	1,700	6,757	7,100
General and administrative	3,239	2,647	12,621	11,701
Impairment charge	—	—	520	3,642
Depreciation and amortization	3,285	1,595	8,025	6,742
Provision for taxes	51	56	206	248
Less: Gain on sale of real estate	—	—	(7,693)	—
Gain on the sale of partnership interest	(388)	—	(2,632)	—
Add: Loss on extinguishment of debt	673	—	1,575	—
Equity in loss of unconsolidated joint venture properties	(1,825)	1,293	4,208	6,024
Less: Equity in earnings from sale of unconsolidated joint venture properties	—	—	(34,982)	—
Add: Net loss attributable to non-controlling interests	34	33	136	130
Net Operating Income	$5,764	$4,003	$17,839	$15,074

Less: Non-same store and non- multi -family Net Operating Income	(2,042)	(472)	(3,732)	(1,983)
Same store Net Operating Income	$3,722	$3,531	$14,107	$13,091

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
BRT equity in earnings (loss) from joint ventures	$1,825	$(1,293)	$30,774	$(6,024)
Add: Interest expense	4,229	5,571	20,196	22,317
Depreciation	4,694	6,670	23,083	26,492
Loss on extinguishment of debt	—	—	4,581	—
Impairment of assets	—	—	2,010	—
Less: Gain on sale of real estate	—	—	(34,982)	—
Other equity earnings	(32)	(3)	(53)	(117)
Insurance recoveries	—	—	(2,010)	—
Gain on sale of insurance recoveries	(648)	—	(1,528)	(519)
Net Operating Income	$10,068	$10,945	$42,071	$42,149

Less: Non-same store Net Operating Income	(822)	(2,932)	(11,996)	(14,411)
Same store Net Operating Income	$9,246	$8,013	$30,075	$27,738

Consolidated same store Net Operating Income	3,722	3,531	14,107	13,091
Unconsolidated same store Net Operating Income	9,246	8,013	30,075	27,738
Combined same store Net Operating Income	$12,968	$11,544	$44,182	$40,829

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 6 to the consolidated financial statements included in BRT's Annual Report on Form 10-K for the period ended December 31, 2021 to the BRT pro-rata information presented below

	Three Months Ended December 31, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$26,411	$9,171	$17,240
Total revenues	26,411	9,171	17,240
Expenses:
Real estate operating expenses	10,994	3,822	7,172
Interest expense	6,402	2,173	4,229
Depreciation	7,172	2,478	4,694
Total expenses	24,568	8,473	16,095

Total revenues less total expenses	1,843	698	1,145

Equity in earnings of joint ventures	33	1	32
Insurance recoveries	933	933	—
Gain on insurance recoveries	—	(648)	648
Net income	$2,809	$984	$1,825	(1)

	Three Months Ended December 31, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$32,332	$11,845	$20,487
Total revenues	32,332	11,845	20,487
Expenses:
Real estate operating expenses	15,028	5,486	9,542
Interest expense	8,732	3,161	5,571
Depreciation	10,473	3,803	6,670
Total expenses	34,233	12,450	21,783

Total revenues less total expenses	(1,901)	(605)	(1,296)

Equity in earnings of joint ventures	3	—	3
Net loss	$(1,898)	$(605)	$(1,293)	(1)
______________
(1) Reflects BRT's share as determined in accordance with GAAP - not its pro-rata share

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present for the periods indicated a reconciliation of the information that appears in note 6 of BRT's Annual report on Form 10-K to the BRT pro rata information presented here in this supplemental.

	Twelve Months Ended December 31, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$121,906	$43,384	$78,522
Total revenues	121,906	43,384	78,522
Expenses:
Real estate operating expenses	56,507	20,056	36,451
Interest expense	30,964	10,768	20,196
Depreciation	35,636	12,553	23,083
Total expenses	123,107	43,377	79,730

Total revenues less total expenses	(1,201)	7	(1,208)

Equity in earnings of joint ventures	54	1	53
Impairment charges	(2,813)	(803)	(2,010)
Insurance recoveries	2,813	803	2,010
Gain on insurance recoveries	2,179	651	1,528
Gain on sale of real estate properties	83,984	49,002	34,982
Loss on extinguishment of debt	(9,401)	(4,820)	(4,581)
Net income	$75,615	$44,841	$30,774

	Twelve Months Ended December 31, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$127,058	$46,600	$80,458
Total revenues	127,058	46,600	80,458
Expenses:
Real estate operating expenses	60,326	22,017	38,309
Interest expense	34,918	12,601	22,317
Depreciation	41,657	15,165	26,492
Total expenses	136,901	49,783	87,118

Total revenues less total expenses	(9,843)	(3,183)	(6,660)

Equity in earnings of joint ventures	117	—	117
Gain on insurance recoveries	765	246	519
Net loss	$(8,961)	$(2,937)	$(6,024)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Same Store
Same store properties refer to stabilized properties that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized (as described below) and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 3/14/2022
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q4 2021 Avg. Occupancy	Q4 2021 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Silvana Oaks	North Charleston	SC	2010	2012	12	208	94.1%	$1,277	100%
Avondale Station	Decatur	GA	1950	2012	72	212	97.6%	1,218	100%
Newbridge Commons	Columbus	OH	1999	2013	23	264	97.2%	972	100%
Avalon	Pensacola	FL	2008	2014	14	276	97.8%	1,326	100%
Parkway Grande	San Marcos	TX	2014	2015	8	192	97.7%	1,088	100%
Woodland Trails	LaGrange	GA	2010	2015	12	236	99.3%	1,094	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	97.3%	1,516	100%
Bell's Bluff	Nashville	TN	2018	2018	3	402	96.8%	1,626	100%
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	99.0%	1,222	100%
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	97.1%	1,170	100%
Weighted Avg./Total Consolidated					21	2,576

Properties owned by Unconsolidated Joint Ventures
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	37	208	95.7%	899	80%
Retreat at Cinco Ranch	Katy	TX	2008	2016	14	268	96.3%	1,329	75%
Grove at River Place	Macon	GA	1988	2016	34	240	96.5%	801	80%
Civic Center 1	Southaven	MS	2002	2016	20	392	98.2%	1,052	60%
Chatham Court and Reflections	Dallas	TX	1986	2016	36	494	97.9%	1,006	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	26	204	95.6%	1,022	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	95.9%	1,328	74%
Civic Center 2	Southaven	MS	2005	2016	17	384	98.3%	1,120	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	94.9%	1,179	71.9%
Gateway Oaks	Forney	TX	2016	2016	6	313	97.6%	1,207	50%
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	93.9%	1,545	78.4%
Mercer Crossing	Dallas	TX	2014/2016	2017	8	509	95.3%	1,444	50%
Jackson Square	Tallahassee	FL	1996	2017	26	242	92.7%	1,195	80%
Magnolia Pointe	Madison	AL	1991	2017	31	204	95.1%	1,062	80%
Woodland Apartments	Boerne	TX	2007	2017	15	120	86.9%	1,047	80%
Canalside Lofts	Columbia	SC	2008/2013	2017	14	374	96.3%	1,263	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	21	281	94.2%	1,195	50%
Canalside Sola	Columbia	SC	2018	2018	3	339	96.5%	1,431	46.2%
The Vive at Kellswater	Kannapolis	NC	2011	2019	11	312	95.8%	1,243	65%
Somerset at Trussville	Trussville	AL	2007	2019	15	328	98.0%	1,084	80%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	97.2%	932	80%
Abbotts Run	Wilmington	NC	2001	2020	21	264	98.0%	1,022	80%
Weighted Avg./Total Unconsolidated					19	6,409

Weighted Avg./Total Portfolio					20	8,985